                                                                     EXHIBIT 1.1

                   Caterpillar Financial Services Corporation


                       3.751% Notes due November 30, 2007



                                 TERMS AGREEMENT

                                                               November 15, 2002



Banc of America Securities LLC
Bank of America Corporate Center
100 North Tryon Street, 8th Floor
Charlotte, North Carolina 28255

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Fleet Securities, Inc.
100 Federal Street
Boston, Massachusetts 12110

HSBC Securities (USA) Inc.
452 Fifth Avenue
Tower 10
New York, New York 10018

Wachovia Securities, Inc.
301 South College Street, DC-8
Charlotte, North Carolina 28288

Ladies and Gentlemen:

        Caterpillar Financial Services Corporation, a Delaware corporation (the "Company"), hereby confirms its agreement with Banc of America Securities LLC, J.P. Morgan Securities Inc., Fleet Securities, Inc., HSBC Securities (USA) Inc. and Wachovia Securities, Inc., each as an agent of the Company (collectively, the "Placement Agents"), with respect to the issue and sale by the Company of, and the solicitation by the Placement Agents on behalf of the Company of, offers to purchase, subject to the terms and conditions set forth or incorporated by reference herein, $75,000,000 aggregate principal amount of the Company's 3.751% Notes due November 30, 2007 (the "Notes") to Core Investment Grade Bond Trust I (the "Trust").

        All of the provisions contained in the Distribution Agreement, dated August 15, 2002, between the Company and the Agents named therein, a copy of which is attached as Schedule A hereto (the "Basic Provisions"), are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein; provided that each Placement Agent shall be deemed to be an "Agent" and the Notes shall be treated as "Securities" for all purposes of such Basic Provisions. Each of the representations, warranties and agreements contained in the Basic Provisions shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty with respect to the Prospectus in Section 1 of the Basic Provisions shall be deemed to be a representation and warranty as of the date of the Basic Provisions in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Notes. Terms defined in the Basic Provisions are used herein as therein defined.

        The Company hereby appoints the Placement Agents as its exclusive agents for the solicitation of offers to purchase the Notes from the Company by the Trust, and each Placement Agent hereby accepts such appointment. The Company shall not appoint any other entity or person to act on its behalf, or to assist it, in the placement of the Notes. Notwithstanding anything to the contrary contained herein, the parties hereto agree that no Placement Agent shall be obligated, under any circumstance, to purchase Notes from the Company, as principal or otherwise. The Company hereby appoints Banc of America Securities LLC, Fleet Securities, Inc., HSBC Securities (USA) Inc. and Wachovia Securities, Inc. (the "Temporary Agents"), effective as of the date hereof, as temporary agents with respect to the Notes in their capacity as Placement Agents hereunder, for the period from the date hereof through and including the Time of Delivery in respect of the Notes; it being understood that the Temporary Agents will serve as Placement Agents only until the Time of Delivery in respect of the Notes and will be vested with all of the authority, rights, powers and duties as Placement Agents as if originally named as an "Agent" under the Basic Provisions.

        For purposes of this Terms Agreement, the notice information for the Temporary Agents is as follows: if to Banc of America Securities LLC, shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Bank of America Corporate Center, 100 North Tryon Street, 8th Floor, Charlotte, North Carolina 28255, Facsimile Transmission No. (704) 388-9939, Attention: Transaction Management; if to Fleet Securities, Inc., shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 100 Federal Street, Boston, Massachusetts 12110, Facsimile Transmission No. (617) 434-8702, Attention: John Crees, Managing Director; if to HSBC Securities (USA) Inc., shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 452 Fifth Avenue, Tower 10, New York, New York 10018, Facsimile Transmission No. (212) 525-0238,
Attention: James Brucia, Debt Capital Markets Syndicate Desk; and if to Wachovia Securities, Inc., shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 301 South College Street, DC-8, Charlotte, North Carolina 28288, Facsimile Transmission No. (704) 383-9165,
Attention: Investment Grade Syndicate Desk.

        On the basis of the representations and warranties set forth or incorporated by reference herein, but subject to the terms and conditions herein specified, each Placement Agent, acting solely as an agent of the Company, will use its reasonable efforts to solicit offers from the Trust for the purchase of the aggregate principal amount of the Notes from the Company specified opposite its name in Schedule B attached hereto. Each Placement Agent will communicate to the Company, orally, each offer for the purchase of Notes it has solicited on an agency basis. In the event that a Placement Agent orally communicates to the Company that it has received an offer for the purchase of Notes at a price at least equal to 100% of the principal amount thereof, then the Company shall accept such offer in whole, provided that the aggregate of all such offers does not exceed $75,000,000 aggregate principal amount of Notes. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer has been solicited by a Placement Agent on an agency basis and accepted by the Company or fails to satisfy any condition to its issuance and sale of the Notes hereunder, the Company shall (i) hold such Placement Agent harmless against any loss, claim or damage arising from, or as a result of, such default or failure and (ii) pay to such Placement Agent the commission to which it would otherwise be entitled absent such default or failure.

        The Company hereby agrees to pay to each Placement Agent a commission equal to .30% of the principal amount of each Note to be delivered to a purchaser whose offer has been solicited by such Placement Agent on an agency basis and has been accepted, or is required to be accepted in accordance with the terms hereof, by the Company. Such commission shall be payable, at the option of the applicable Placement Agent, either in the form of a discount from the price received from purchasers of Notes or directly from the Company. Delivery of Notes sold through a Placement Agent as an agent of the Company shall be made by the Company to such Placement Agent for the account of the purchaser thereof only against payment therefor in immediately available funds. In the event that the purchaser of Notes fails to accept delivery of such Notes or fails to make payment in full therefor at the Time of Delivery, the applicable Placement Agent shall promptly notify the Company and return such Notes to the Company. If such Placement Agent has theretofore paid the Company for such Notes, the Company shall promptly return the related funds to such Placement Agent and shall reimburse such Placement Agent on an equitable basis for its loss of the use of funds for the period such funds were credited to the Company's account.

        The Company acknowledges that the placement of Notes arranged by the Placement Agents for the Company on an agency basis is being conducted by the Placement Agents in reliance upon the representations, warranties, covenants and agreements contained or incorporated by reference herein.

        The Notes shall have the following terms:

Title:                             3.751% Notes due November 30, 2007

Principal amount to be issued:     $75,000,000

Current ratings:                   Moody's Investors Service, Inc.: A2
                                   Standard & Poor's Ratings Services: A+

Interest Rate:                     3.751% per annum

Interest Payment Date(s):          Each May 30 and November 30, commencing on
                                   May 30, 2003

Record Dates:                      The close of business on the 15th calendar
                                   day preceding the particular Interest Payment
                                   Date

Maturity Date:                     November 30, 2007

Redemption provisions:             The notes will be redeemable as a whole at
                                   any time or in part from time to time, at the
                                   Company's option, at a redemption price equal
                                   to the greater of (i) 100% of the principal
                                   amount of the notes or (ii) the sum of the
                                   present values of the remaining scheduled
                                   payments of principal and interest thereon
                                   from the redemption date to the maturity date
                                   (exclusive of any accrued interest)
                                   discounted to the redemption date on a
                                   semiannual basis (assuming a 360-day year
                                   consisting of twelve 30-day months) at the
                                   Treasury Rate plus 12.5 basis points, plus,
                                   in each case, any interest accrued but not
                                   paid to the date of redemption.

                                   "Treasury Rate" means, with respect to any redemption date for the notes, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States
                                   Treasury securities adjusted to constant maturity under the caption "Treasury Constant
                                   Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the maturity date for the notes, yields for the two published maturities most closely corresponding to the Comparable Treasury
                                   Issue shall be determined and the Treasury
                                   Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if that release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury
                                   Issue (expressed as a percentage of its
                                   principal amount) equal to the Comparable
                                   Treasury Price for that redemption date. The
                                   Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

                                   "Business Day" means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New
                                   York.

                                   "Comparable Treasury Issue" means the United
                                   States Treasury security selected by an
                                   Independent Investment Banker as having a maturity comparable to the remaining term of the notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such securities.

                                   "Independent Investment Banker" means either
                                   Banc of America Securities LLC or J.P. Morgan
                                   Securities Inc. and their respective
                                   successors, or, if both firms are unwilling or unable to select the Comparable Treasury
                                   Issue, a nationally recognized investment banking institution which is a Primary
                                   Treasury Dealer appointed by us.

                                   "Comparable Treasury Price" means, with
                                   respect to any redemption date for the notes,
                                   (i) the average of five Reference Treasury
                                   Dealer Quotations for that redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if, after seeking at least five Reference
                                   Treasury Dealer Quotations and excluding the highest and lowest Reference Treasury Dealer
                                   Quotations, the Independent Investment Banker obtains fewer than five such Reference
                                   Treasury Dealer Quotations, the average of all such quotations.

                                   "Reference Treasury Dealer" means (1) Banc of
                                   America Securities LLC or J.P. Morgan
                                   Securities Inc. and their respective
                                   successors, provided, however, that if any of the foregoing shall cease to be a primary
                                   U.S. government securities dealer in New York
                                   City (a "Primary Treasury Dealer"), the
                                   Company will substitute for such dealer
                                   another Primary Treasury Dealer and (2) any other nationally recognized Primary Treasury
                                   Dealer selected by the Independent Investment
                                   Banker and acceptable to the Company.

                                   "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury
                                   Dealer and any redemption date, the average, as determined by the Independent Investment
                                   Banker, of the bid and asked prices

                                   for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent
                                   Investment Banker by that Reference Treasury
                                   Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding that redemption date.

                                   Holders of notes to be redeemed will receive notice thereof by first-class mail at least
                                   30 and not more than 60 days before the date fixed for redemption. If fewer than all of the notes are to be redeemed, the trustee will select the particular notes or portions thereof for redemption from the outstanding notes not previously called, pro rata or by lot, or in such other manner as we shall direct.

                                   Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the notes or portions thereof called for redemption.

Sinking fund requirements:         None

Delayed Delivery Contracts:        Not authorized

Form:                              Global Note through the facilities of The
                                   Depository Trust Company (in the United
                                   States) for the accounts of its participants, including Clearstream Banking societe anonyme or Euroclear Bank S.A./N.V., as operator of the Euroclear System.

Listing:                           None

Time of Delivery and Location:     10:00 a.m., New York City time, on November
                                   20, 2002, at the offices of Sullivan &
                                   Cromwell, 125 Broad Street, New York, New
                                   York 10004

Additional Covenants of the Company.

        The Company hereby authorizes and directs the Placement Agents to deliver a copy of the Prospectus as amended or supplemented in respect of the Notes to each purchaser of Pass-Through Certificates (the "Certificates") issued under the Trust Agreement, dated as of November 20, 2002 (the "Trust Agreement"), among Core Bond Products LLC, as depositor (the "Depositor"), Banc of America Securities LLC, as administrative agent, and The Bank of New York, as trustee (the "Certificates Trustee"). Furthermore, each of the Company and the Placement Agents (i) acknowledges that the Certificates Trustee has assigned to purchasers and subsequent holders of the Certificates its rights against the Company and such Placement Agent under U.S. federal and state securities laws with respect to its purchase of the Notes and (ii) agrees not to contest the enforceability of such assignment.

        In addition to the covenants of the Company set forth in Section 4 of the Basic Provisions, the Company represents, covenants and agrees with the Placement Agents as follows:

               (a) notwithstanding anything contained in Section 12 of the Basic Provisions to the contrary, nothing expressed herein or in the Basic Provisions is intended or shall be construed to give any entity or other person any legal or equitable right, remedy or claim hereunder or in respect hereof or any provision herein or therein contained, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Section 7 and their heirs and legal representatives; provided, however; that the Company covenants and agrees that Core Bond Products LLC, as depositor in respect of the Trust and The Bank of New York, as trustee (on behalf of holders and beneficial owners of Trust certificates) in respect of the Trust, are third-party beneficiaries of the Company's obligation to accept in whole each offer to purchase Notes at a price at least equal to 100% of the principal amount thereof that a Placement Agent orally communicates to the Company, not to exceed $75,000,000 aggregate principal amount of Notes;

               (b) in addition to the Company's obligations under Section 5 of the Basic Provisions, the Company agrees to pay all fees and expenses incurred (i) in having the Underwritten Securities eligible for settlement, trading and clearance on the facilities of The Depository Trust Company, Clearstream Banking societe anonyme or Euroclear Bank S.A./N.V., as operator of the Euroclear System, and (ii) in obtaining CUSIP, ISIN and Common Code identification numbers;

               (c) notwithstanding Section 4 of the Basic Provisions, at the Time of Delivery, the Company shall deliver the following documents, each dated as of the Time of Delivery, (i) the opinions of counsel referred to in Sections 4(i) and 6(b) of the Basic Provisions; (ii) the officer's certificate referred to in Section 4(h) of the Basic Provisions; (iii) a "comfort letter" of the type referred to in Section 4(j) of the Basic Provisions; (iv) such other opinions, certificates and documents as may be agreed by the Company and the Placement Agents on or prior to the Time of Delivery; and

               (d) the Company has not entered into any Terms Agreement or other agreement to sell Securities to an Agent as principal in respect of which the Time of Delivery has not taken place.

        Please accept this offer by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                                        Very truly yours,

                                        CATERPILLAR FINANCIAL SERVICES
                                        CORPORATION

                                        By:  /s/ Kent M. Adams
                                           ------------------------------------
                                           Name: Kent M. Adams
                                           Title: Vice President

CONFIRMED AND ACCEPTED,
as of the date first above written:

BANC OF AMERICA SECURITIES LLC,
as Placement Agent

By: /s/ Lily Chang
   ---------------------------------
   Name:  Lily Chang
   Title:  Principal

J.P. MORGAN SECURITIES INC.,
as Placement Agent

By:  /s/ Maria Sramek
   ---------------------------------
   Name:  Maria Sramek
   Title:  Vice President

FLEET SECURITIES, INC.,
as Placement Agent

By:  /s/ John Crees
   ---------------------------------
   Name:  John Crees
   Title:  Managing Director

HSBC SECURITIES (USA) INC.,
as Placement Agent

By:  /s/ James Brucia
   ---------------------------------
   Name:  James Brucia
   Title:  Managing Director

WACHOVIA SECURITIES, INC.,
as Placement Agent

By:  /s/ Keith J. Mauney
   ---------------------------------
   Name:  Keith J. Mauney
   Title:  Managing Director

                                   SCHEDULE A

                                Basic Provisions

                   Caterpillar Financial Services Corporation

                                 $3,500,000,000

                                Debt Securities

                             Distribution Agreement



                                August 15, 2002



Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
Floor 15
New York, New York, 10080

Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Dear Sirs:

        Caterpillar Financial Services Corporation, a Delaware corporation (the "Company"), proposes to issue and sell its debt securities (the "Securities") in an aggregate principal amount of up to $3,500,000,000 or its equivalent in foreign currencies or currency units and agrees with Goldman, Sachs & Co., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (each individually an "Agent", and collectively the "Agents") as set forth herein. Subject to the terms and conditions stated herein, the Company hereby (i) appoints each of the Agents as an agent of the Company for the purpose of soliciting offers to purchase the Securities from the Company and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any of the Agents as principal for resale to others, it will enter into a separate agreement, which may be a written agreement, substantially in the form of Annex I hereto or an oral agreement confirmed in writing by such Agent (each a "Terms Agreement") relating to such sale in accordance with Section 2(b) hereof.

        The terms and rights of the Securities shall be as specified in or established pursuant to the indenture, dated as of April 15, 1985, as supplemented to the date hereof (the "Indenture"), between the Company and U.S. Bank Trust National Association, as successor Trustee (the "Trustee"). The Securities shall have the maturity ranges, annual interest rates, redemption provisions and other terms set forth in the Prospectus referred to below as it may be supplemented from time to time. The Securities will be issued, and the terms thereof established, from time to time by the Company in accordance with the Indenture and the Administrative

Procedure attached hereto as Annex II or as otherwise agreed upon and, if applicable, will be specified in a related Terms Agreement.

        1. The Company represents and warrants to, and agrees with, you that:

        (a) A registration statement on Form S-3 (Registration No. 333-______) (the "Initial Registration Statement") in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered or to be delivered to you, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus included therein (except for any statements in such documents which are deemed under Rule 412 under the Securities Act of 1933, as amended (the "Act"), not to be incorporated by reference in such prospectus), and the Initial Registration Statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of the Initial Registration Statement or a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Act has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement being hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and a Rule 462(b) Registration Statement, if any, including all exhibits thereto but excluding Form T-1, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, being hereinafter collectively called the "Registration Statement"; the prospectus (including, if applicable, any prospectus supplement) relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein by reference; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as each time amended or supplemented (including any applicable supplement to the Prospectus that sets forth the terms of a particular issue of the Securities (a "Pricing Supplement")) to relate to Securities sold pursuant to this Agreement, in the form in which it is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act, including any documents incorporated therein by reference as of the date of such filing or mailing);

        (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case after excluding any statement in any such document which does not constitute part of the Registration Statement or the Prospectus pursuant to Rule 412 under the Act; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain, in the case of a registration statement which becomes effective under the Act, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of other documents which are filed under the Act or the Exchange Act, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

        (c) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

        (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its consolidated business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or any material increase in the consolidated long-term debt of the Company or any of its subsidiaries (other than debt incurred in the ordinary course pursuant to the Company's medium-term note program) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

        (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases substantial property or conducts any business so as to require such qualification;

        (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and all of such shares are owned directly or indirectly by Caterpillar Inc., a Delaware corporation ("Caterpillar"), free and clear of all liens, encumbrances, security interests or claims;

        (g) The Securities have been duly authorized, and, when issued and delivered pursuant to this Agreement and any Terms Agreement, such Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms and the Securities will conform to the descriptions thereof contained in the Prospectus as amended or supplemented to relate to the Securities;

        (h) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or Caterpillar or any of their subsidiaries is a party or by which the Company or Caterpillar or any of their subsidiaries is bound or to which any of the property or assets of the Company or Caterpillar or any of their subsidiaries is subject, including the Support Agreement, dated as of December 21, 1984, as amended (the "Support Agreement"), between the Company and Caterpillar, as amended, nor will such action result in any violation of the provisions of the Certificate of Incorporation, or By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or Caterpillar or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to purchase Securities, the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such as have been, or will have been prior to the Closing Date (as defined in Section 3 hereof), obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by you of offers to purchase the Securities from the Company and with purchases of the Securities by you as principals, as the case may be, in each case in the manner contemplated hereby;

        (i) The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the

Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act");

        (j) The Medium-Term Note Program under which the Securities are issued (the "Program"), as well as the Securities, are rated A-2 by Moody's Investors Service, Inc. and A+ by Standard & Poor's Ratings Services, or such other rating as to which the Company shall have most recently notified the Agents; and

        (k) Other than as set forth in the Prospectus, there is no action, suit or proceeding to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject pending before or brought by any court, arbitrator or governmental body, nor is any such action, suit or proceeding to the knowledge of the Company threatened, in respect of which, in the judgment of the Company, there is any reasonable likelihood that it will result in a material adverse change in the condition (financial or other) or business, or materially affect the properties or assets, of the Company and its subsidiaries as a whole.

        2. (a) On the basis of the representations and warranties, and subject to the terms and conditions, herein set forth, each of the Agents hereby severally agrees, as an agent of the Company, to use its reasonable best efforts to solicit offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented.

        The Company reserves the right, in its sole discretion, to instruct any or all of the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. Upon receipt of instructions from the Company, the Agent or Agents receiving such instructions will forthwith suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised such Agent or Agents that such solicitation may be resumed.

        The Company agrees to pay the presenting Agent (or jointly to two or more Agents if such presentation is jointly made) a commission, at the time of settlement of each sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following percentage of the principal amount of such Security sold (or such other amount as may be agreed to from time to time):

                                                          Fee as a Percentage
               Range of Maturities                        of Principal Amount
               -------------------                        -------------------
        From 9 months to less than 12 months                     .050%
        From 12 months to less than 18 months                    .075%
        From 18 months to less than 24 months                    .125%
        From 24 months to less than 36 months                    .175%
        From 36 months to less than 48 months                    .250%
        From 48 months to less than 60 months                    .300%
        From 60 months to less than 72 months                    .350%
        From 72 months to less than 84 months                    .375%
        From 84 months to less than 96 months                    .400%

        From 96 months to less than 108 months                   .425%
        From 108 months to less than 120 months                  .450%
        From 120 months to less than 180 months                  .475%
        From 180 months to less than 240 months                  .550%
        From 240 months to 360 months                            .600%

        Where the term of the Security is more than 30 years, the commission shall be as agreed upon between the Company and the Agent at the time of sale.

        Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Securities other than those rejected by such Agent. The Company shall have the sole right to accept offers to purchase Securities and may reject any proposed purchase of Securities as a whole or in part. Each of the Agents shall have the right, in its discretion reasonably exercised, to reject any offer received by it to purchase Securities, as a whole or in part, and any such rejection by an Agent shall not be deemed a breach of its agreements contained herein.

        (b) Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. Each Terms Agreement will take the form of either (i) a written agreement between you and the Company which shall be substantially in the form of Annex I hereto or (ii) an oral agreement between you and the Company confirmed in writing by you to the Company. Any Agent's commitment to purchase Securities pursuant to any Terms Agreement or otherwise shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth; provided that for purposes of any Terms Agreement all references in this Agreement to "you" or "the Agents" shall be deemed to refer only to the Agent or Agents party to such Terms Agreement. Each Terms Agreement shall include a specification of the principal amount of Securities to be purchased by an Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities, and the time (each a "Time of Delivery") and place of delivery of and payment for such Securities. Such Terms Agreement shall also specify any requirements for officers' certificates, opinions of counsel and accountants' letters pursuant to Section 4 hereof and any additional agreements pursuant to Section 5 hereof. In connection with any purchase of Securities by an Agent as principal, such Agent may utilize dealer groups and reallow commissions and discounts.

        For each sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment thereof shall be as set forth in the Administrative Procedure. For each such sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such agent a commission (or grant an equivalent discount) as provided in
Section 2(a) hereof and in accordance with the schedule set forth therein.

        (c) Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase, and purchases by any Agent as principal of, Securities, and the payment in each case therefor, are set forth in the Administrative Procedure attached hereto as

Annex II (the "Procedure"). The provisions of the Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each of the Agents and the Company agrees to perform the respective duties and obligations specifically provided to be performed by each of them in the Procedure as it may be amended from time to time by written agreement between you and the Company.

        (d) Each Agent agrees, with respect to any Security denominated in a currency other than U.S. dollars, as agent, directly or indirectly, not to solicit offers to purchase, and as principal under any Terms Agreement or otherwise, directly or indirectly, not to offer, sell or deliver, such Security in, or to residents of, the country issuing such currency (or if such Security is denominated in a composite currency, in any country issuing a currency comprising a portion of such composite currency), except as permitted by applicable law.

        3. The documents required to be delivered pursuant to Section 6 hereof shall be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which Securities are first sold hereunder, such time and date being herein called the "Closing Date."

        4. The Company covenants and agrees with you:

        (a) To make no amendment or supplement to the Registration Statement or the Prospectus prior to the Closing Date or after the date of any Terms Agreement and prior to the related Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof unless in the opinion of counsel to the Company such amendment or supplement is required by law; to make no such amendment or supplement, other than any Pricing Supplement, at any other time prior to having afforded you a reasonable opportunity to review it; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise you, promptly after it receives notice thereof of the time when any amendment to the Registration Statement has been filed or become effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement relating to Securities not purchased through or by such Agent) has been filed with, or transmitted for filing to, the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

        (b) Promptly from time to time to take such action as you reasonably may request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

        (c) To furnish you with copies of the Registration Statement and each amendment thereto, and with copies of the Prospectus and each amendment or supplement thereto, other than any Pricing Supplement (except as provided in the Procedure), in the form in which it is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act, both in such quantities as you may reasonably request from time to time; and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company by any Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and request you to suspend solicitation of offers to purchase Securities from the Company, in your capacity as agents of the Company and, if so notified, you shall forthwith cease such solicitations; and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, other than by any Pricing Supplement (except as provided in the Procedure), to so advise you promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if during such same period any Agent continues to own Securities purchased from the Company by such Agent as principal, the Company shall promptly prepare and file with the Commission such an amendment or supplement;

        (d) To make generally available to its security holders as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158) and covering each twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement or a post-effective amendment thereto (within the meaning of Rule 158);

        (e) During the period when this Agreement is in effect, to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to the Commission);

        (f) That, from the date of any Terms Agreement or other agreement by such Agent to purchase Securities as principal and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by the Agent or Agents party to such Terms Agreement, and (ii) the related Time of Delivery, the Company will not, without the prior written consent of such Agent or Agents, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature nine months or more after such Time of Delivery and which are substantially similar to the Securities;

        (g) That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase by such Agent as principal not pursuant to a Terms Agreement), and each sale of Securities to an Agent pursuant to a Terms Agreement, shall be deemed to be an affirmation to the Agent or Agents which are parties to such Terms Agreement that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement as though made at and as of such time, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance and as of the Time of Delivery relating to such sale, as though made at and as of each such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

        (h) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement relating solely to a change in the terms of the Securities and other than by any Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to an Agent as principal, the Company shall furnish or cause to be furnished forthwith to you a certificate of officers of the Company satisfactory to you, dated the date of such supplement, amendment, incorporation or Time of Delivery related to such sale, in form satisfactory to you in your reasonable judgment, to the effect that the statements contained in the certificate referred to in Section 6(f) hereof which were last furnished to you are true and correct at such date, as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(f) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

        (i) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement relating solely to a change in the terms of the Securities and other than by any Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to an Agent as principal, the Company shall furnish or cause to be furnished forthwith to you a written opinion of counsel for the Company, or other counsel satisfactory to you in your reasonable judgment, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, in form satisfactory to you in your reasonable judgment, to the effect that you may rely on the opinion referred to in Section 6(c) hereof which was last furnished to you to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion referred to in Section 6(c) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

        (j) That each time the Registration Statement or the Prospectus shall be amended or supplemented and each time that a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, in either case to set forth financial information included in or derived from the Company's consolidated financial statements, or, if so indicated in the applicable Terms Agreement, each time the Company sells Securities to an Agent as principal, the Company shall cause its independent public accountants forthwith to furnish you a letter, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, in form satisfactory to you in your reasonable judgment, of the same tenor as the letter referred to in Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that where such amendment, supplement or document incorporated by reference only sets forth unaudited quarterly financial information, the scope of such letter may be limited to relate to such unaudited financial information unless any other accounting or financial information included or incorporated by reference therein is of such a character that, in your reasonable judgment, such letter should address such other information;

        (k) That, in the event the Company determines to solicit offers to purchase and sell the Securities to or through agents other than the Agents, the Company shall provide the Agents prompt notice of such determination; and

        (l) To offer to any person who has agreed to purchase Securities as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Procedure, any condition set forth in Section 6(a), 6(e) or 6(g) hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 4(l), for the respective judgments of an Agent with respect to certain matters referred to in such Sections 6(a), 6(e) and 6(g), and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 6(a), 6(e) and 6(g) on behalf of any such person).

        (m) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of the Terms Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

        (n) The Company will notify the Agents as soon as practicable, and confirm such notice in writing, of any change in the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Securities) of the Company, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of the Program or any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of the Program or any such debt securities.

        5. Unless otherwise provided in any applicable Terms Agreement, the Company covenants and agrees with you that the Company will pay or cause to be paid the following: (i) the fees and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to you; (ii) the fees and expenses of your counsel in connection with the transactions contemplated hereunder; (iii) the cost of printing or reproducing this Agreement, any Terms Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including fees and disbursements of your counsel in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (v) any fees charged by security rating services for rating the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; (viii) the fees and expenses of any Depositary (as defined in the Indenture) and any nominees thereof in connection with the Securities; (ix) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Each Agent shall pay all other fees and expenses incurred by such Agent.

        6. The obligations of each Agent, as agent of the Company, to solicit offers to purchase the Securities and the obligation of each Agent to purchase Securities as principal pursuant to any Terms Agreement or otherwise, shall in each case be subject, in such Agent's reasonable discretion, to the condition that all representations and warranties and other statements of the Company herein are true and correct at and as of the Closing Date, the date of each such solicitation, any settlement date related to the acceptance of such an offer, and each Time of Delivery, the condition that the Company shall have performed all of its obligations hereunder theretofore in each case to be performed and the following additional conditions:

        (a) If the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of the Pricing Agreement; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

        (b) Your counsel shall have furnished to you such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as you may reasonably request, and such counsel shall have received such papers and information as you may reasonably request to enable them to pass upon such matters;

        (c) Counsel for the Company satisfactory to you shall have furnished to you their written opinion, dated the Closing Date or any applicable date referred to in Section 4(i), as the case may be, in form and substance satisfactory to you, to the effect that:

                (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus;

                (ii) The Company's authorized capital stock is as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                (iii) Such counsel does not know of any litigation or any governmental proceeding instituted or threatened against the Company or any of its consolidated subsidiaries which in such counsel's opinion would be likely to result in a judgment or decree having a material adverse effect on the business or financial position of the Company and its subsidiaries as a whole or be required to be disclosed in the Registration Statement which is not disclosed and accurately summarized in the Prospectus;

                (iv) This Agreement (and any applicable Terms Agreement) has been duly authorized, executed and delivered by the Company;

                (v) The Securities have been duly authorized and, when the terms of any Securities have been established in accordance with the Indenture and so as not to violate any applicable law or agreement or instrument then binding on the Company and such Securities have been duly executed, authenticated, issued and delivered by the Company, such Securities will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Indenture conforms and the Securities will conform in all material respects to the descriptions thereof in the Prospectus;

                (vi) The Indenture has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium or other laws relating to or affecting creditors' rights generally, and to general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law; and the Indenture has been duly qualified under the Trust Indenture Act;

                (vii) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any agreement or instrument known to such counsel to which the Company or Caterpillar is a party or by which the Company or Caterpillar is bound, and which conflicts, breaches and defaults, if any, would individually or in the aggregate have a material adverse effect on the business or financial position of the Company and its subsidiaries as a whole; nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company, the General Corporation Law of the State of Delaware or any statute of the United States of America or the State of New York or any rule or regulation thereunder (provided that no opinion need be expressed in this paragraph as to compliance with the Act, the Trust Indenture Act, the Exchange Act, the Commodity Exchange Act (and the rules and regulations of the Commodity Futures Trading Commission thereunder) or Delaware or New York securities laws, or with the Bankruptcy Code of 1978, as amended, with respect to any proceeding in which the Company is the debtor) or, to such counsel's knowledge, any order of any court or governmental agency or body of the United States of America or the State of Delaware; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities by the Company or the consummation by the Company of the other transactions contemplated by this Agreement or any Terms Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under Delaware securities or state securities laws in connection with the issue and sale of the Securities;

                (viii) The documents incorporated by reference in the Prospectus (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion or belief), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Act or the Exchange Act and the rules and regulations of the Commission thereunder; and

                (ix) The Registration Statement, as of the date on which any part thereof became effective, and the Prospectus, as of the date of such opinion (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion or belief) complied or complies as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder.

        In addition, such counsel shall state that while they make no representation that they have independently verified the accuracy or completeness of the information contained in the documents incorporated by reference in the Prospectus, they have no reason to believe that any of such documents (other than the financial statements and related schedules and other financial data therein, as to which they need express no opinion or belief), when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading, in each case after excluding any statement in any such documents which does not constitute part of the Registration Statement or Prospectus pursuant to Rule 412 of Regulation C under the 1933 Act. Further, such counsel shall state that while they make no representation that they have independently verified the accuracy or completeness of the information contained in the Registration Statement and the Prospectus (other than the statements made in the Prospectus under the captions "Description of Notes," "Supplemental Plan of Distribution," "Description of Debt Securities We May Offer" and "Plan of Distribution," in each case insofar as they relate to the provisions of documents therein described, and other than the statements made in the Prospectus under the caption "Certain United States Federal Income Tax Consequences" insofar as they relate to United States federal income tax matters), they have no reason to believe that any part of the Registration Statement, insofar as relevant to the offering of the Securities, as of the date on which such part became effective, or the Prospectus, as of the date of such opinion (other than the financial statements and related schedules and other financial data therein, as to which they need express no opinion or belief), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case after excluding any statement in any such document which does not constitute part of the Registration Statement or the Prospectus pursuant to Rule 412 of Regulation C under the 1933 Act; and they do not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

        (d) At 11:00 a.m., New York City time, on the Closing Date or on any applicable date referred to in Section 4(j), as the case may be, the independent accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to you a letter, dated the Closing Date or such applicable date, in form and substance satisfactory to you, to the effect set forth in Annex III hereto;

        (e) (i) Neither the Company nor any of its subsidiaries shall have sustained after the date of the latest audited financial statements included or incorporated by reference in the Prospectus and (A) prior to the Closing Date, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented through the date of this Agreement and (B) prior to each Time of Delivery, any such material loss or interference, otherwise than as set forth or contemplated in the Prospectus as amended and supplemented through the date of each acceptance of an offer to purchase Securities hereunder (including any purchase by an Agent as principal and not pursuant to a Terms Agreement) or of any corresponding Terms Agreement, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented and (A) prior to the Closing Date, there shall not have been any material change in the capital stock or any material increase in the consolidated long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented through the date of this Agreement and (B) prior to each Time of Delivery, there shall not have been any such material change or development, otherwise than as set forth or contemplated in the Prospectus as amended and supplemented through the date of each acceptance of an offer to purchase Securities hereunder (including any purchase by an Agent as principal and not pursuant to a Terms Agreement) or of any corresponding Terms Agreement, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with your solicitation of offers to purchase Securities from the Company or your purchase of Securities from the Company as principal, as the case may be;

        (f) The Company shall have furnished or caused to be furnished to you a certificate of officers of the Company satisfactory to you, dated the Closing Date or any applicable date referred to in Section 4(h), as the case may be, as to the accuracy of the representations and warranties of the Company herein at and as of the Closing Date or such applicable date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date or such applicable date, as to the matters set forth in subsections
(a) and (e) of this Section 6, and as to such other matters as you may reasonably request; and

        (g) During the period in which you are soliciting offers to purchase Securities, including the period between the date of any acceptance of an offer to purchase Securities hereunder (including any purchase by an Agent as principal and not pursuant to a Terms Agreement) or of any Terms Agreement and the related Time of Delivery, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or any suspension of trading of the Company's securities on any exchange or in the over-the-counter market; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iii) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, or the occurrence of any other calamity or crisis, or any material adverse change in the financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in this clause (iii) in your judgment makes it impracticable or inadvisable to proceed with your solicitation of offers to purchase Securities or your purchase of Securities from the Company as principal, pursuant to the applicable Terms Agreement or otherwise, as the case may be; or (iv) any downgrading in the rating accorded the Company's debt securities by Moody's Investors Service, Inc. or Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or a public announcement by either such organization that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

        7. (a) The Company will indemnify and hold you harmless against any losses, claims, damages or liabilities, joint or several, to which you may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented, and any other prospectus relating to the Securities or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by you expressly for use in the Prospectus as amended or supplemented relating to such Securities; and provided, further, that the Company shall not be liable to any Agent under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability results from the fact that such Agent sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such Agent.

        (b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

        (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

        (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the contributing Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, or if the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the contributing Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the contributing Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by the contributing Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by the contributing Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the contributing Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by or through such Agent were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and each Agent's obligations under this
Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

        8. In soliciting offers by others to purchase Securities from the Company, each Agent is acting solely as an agent for the Company, and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase for any reason is not consummated. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.

        9. The respective indemnities, agreements, representations, warranties and other statements by you and the Company set forth in or pursuant to this Agreement, shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any of you or the Company or any of its officers or directors or any controlling person, and shall survive each delivery of and payment for any of the Securities.

        10. The provisions of this Agreement relating to the solicitation of offers to purchase the Securities may be suspended or terminated at any time by the Company as to any or all Agents or by any Agent insofar as this Agreement relates to such Agent, upon the giving of written notice of such suspension or termination to the other parties hereto. In the event of any such suspension or termination, no party shall have any liability to the other party hereto, except as provided in the third paragraph of Section 2(a), Section 5, Section 7,
Section 8 and Section 9 and except that, if at the time of such suspension or termination, an offer for the purchase of Securities shall have been accepted by the Company but the delivery of the Securities relating thereto to the purchaser or his agent shall not yet have occurred, the Company shall have the obligations provided in subsections (d), (g), (h), (i) and (j) of Section 4. In addition, if any such termination of this Agreement shall occur at a time when any Agent shall own any of the Securities purchased from the Company with the intention of reselling them, the obligations of the Company under Section 4 shall also remain in effect so long as such Agent owns any of such Securities.

        11. Except as otherwise specifically provided herein or in the Administrative Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to Goldman, Sachs & Co., shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 85 Broad Street, 15th Floor, New York, New York 10004, Facsimile Transmission No. (212) 357-5505, Attention: Registration Department; if to J.P. Morgan Securities
Inc., shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 270 Park Avenue, 7th Floor, New York, New York 10017-2070, Facsimile Transmission No. (212) 834-6702, Attention:
Transaction Execution Group; if to Merrill Lynch, Pierce, Fenner & Smith Incorporated, shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 4 World Financial Center, Floor 15, New York, New York 10080, Facsimile Transmission No. (212) 449-2234, Attention:
MTN Product Management; if to Salomon Smith Barney Inc., shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 388 Greenwich Street, New York, New York 10013, Facsimile Transmission No.
(212) 816-0949, Attention: Medium-Term Note Department; and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Caterpillar Financial Services Corporation, 2120 West End Avenue, Nashville, Tennessee 37203-0001, Facsimile Transmission No. (615) 341-1083, Attention: General Counsel.

        12. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each of you and the Company, and to the extent provided in Section 7, Section 8 and Section 9 hereof, the officers and directors of the Company and any person who controls any of you or the Company, and your respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any of you shall be deemed a successor or assign by reason of such purchase.

        13. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

        14. Time shall be of the essence in this Agreement and any Terms Agreement.

        15. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

        If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, whereupon this letter and the acceptance by you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                                      Very truly yours,

                                      Caterpillar Financial Services Corporation

                                      By:  /s/ James A. Duensing
                                           -------------------------------------

Accepted in New York, New York,
as of the date hereof:




     /s/ Goldman, Sachs & Co.
    -------------------------------
         Goldman, Sachs & Co.


J.P. Morgan Securities, Inc.


By: /s/ Carl J. Mehldau Jr.
    -------------------------------
  Name: Carl J. Mehldau Jr.
  Title: Vice President


Merrill Lynch, Pierce, Fenner
& Smith Incorporated

By: /s/ Diane Kenna
    -------------------------------
  Name: Diane Kenna
  Title: Authorized Signatory

Salomon Smith Barney Inc.

By: /s/ Michael Ford
    -------------------------------
  Name: Michael Ford
  Title: Vice President

                                                                         ANNEX I

                   Caterpillar Financial Services Corporation

                                 TERMS AGREEMENT

                                                             ---------- --, ----

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
Floor 15
New York, New York 10080

Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Dear Sirs:

        Caterpillar Financial Services Corporation (the "Company") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated August 15, 2002 (the "Distribution Agreement"), between the Company and Goldman, Sachs & Co., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. to issue and sell to you the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by such firms, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Agreement to the same extent as if such provisions had been set forth in full herein, provided that for purposes of this Agreement all references in the Distribution Agreement to "you" or "the Agents" shall be deemed to refer to you alone. Nothing contained herein or in the Distribution Agreement shall make you an agent of the Company or make you subject to the provisions therein relating to the solicitation of offers to purchase securities from the Company, solely by virtue of your execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty with respect to the Prospectus in Section 1 of the Distribution Agreement shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

        An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with, or in the case of a supplement, mailed for filing to, the Commission.

        Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to you and you agree to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

        If the foregoing is in accordance with your understanding, please sign and return to us 6 counterparts hereof, and upon acceptance hereof by you of this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                Caterpillar Financial Services Corporation



                                By:
                                     ------------------------------------------
                                     Name:
                                     Title:

Accepted in New York, New York,
as of the date hereof:



    -------------------------------
     Goldman, Sachs & Co.



J.P. Morgan Securities, Inc.

By:
    -------------------------------
  Name:
  Title:



Merrill Lynch, Pierce, Fenner
       & Smith Incorporated

By:
    -------------------------------
  Name:
  Title:



Salomon Smith Barney Inc.

By:
    -------------------------------
  Name:
  Title:

Schedule to Annex I

Title of Purchased Securities:

        [      % Notes due                     ]   [Medium-Term Notes]

Specified Currency:

Aggregate principal amount:

        [$                or units of other Specified Currency]

[Price to Public:]

Purchase Price by                   :
                  ------------------

        % of the principal amount of the Purchased
        Securities, plus accrued interest from           to
        [and accrued amortization, if any, from            to                  ]

        Specified funds for payment of purchase price:

        [New York Clearing House] [same day] funds

Indenture:

        Indenture, dated as of April 15, 1985, as supplemented to the date hereof, between the Company and U.S. Bank Trust National Association, as successor Trustee.

Maturity:

Denominations (if other than U.S. dollars):

Interest Rate:

        [      %]     [Specify floating rate provisions]

Interest Payment Dates:

        [months and dates]

[Amortizing Security:

               Initial Principal Repayment Date:

               Amortization Schedule:]

[Interest Rate Reset:

               Optional Reset Date(s):

               Basis for Interest Rate Reset:]

[Extension of Maturity:

               Extension Period(s):

               Final Maturity Date:

               Basis for Interest Rate [During Extension]

Time of Delivery:

Closing Location:

Documents to be Delivered:

        The following documents referred to in the Distribution Agreement shall be delivered:

               [(1)  The officers' certificate referred to in Section 4(h).]

               [(2)  The opinion referred to in Section 4(i).]

               [(3)  The accountants' letter referred to in Section 4(j).]

Syndicate Provisions:

        [Set forth any provisions relating to underwriters' default and step-up of amounts to be purchased by underwriters acting with _______________________.]

Other Provisions:

                                                                        ANNEX II

                   CATERPILLAR FINANCIAL SERVICES CORPORATION

                            Administrative Procedure

        This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated August 15, 2002 (the "Distribution Agreement"), between Caterpillar Financial Services Corporation (the "Company") and Goldman, Sachs & Co., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (each, individually, an "Agent" and, collectively, the "Agents"), to which this Administrative Procedure is attached as Annex II. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus, as amended or supplemented, or the Indenture. To the extent any procedure set forth below conflicts with the provisions of the Securities, the Indenture or the Distribution Agreement, the relevant provisions of the Securities, the Indenture and the Distribution Agreement shall control.

        The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. Part I describes procedures of general applicability with respect to such Securities. Part II describes procedures specifically and exclusively applicable (any procedure in Part I below to the contrary notwithstanding) to such Securities which are Global Securities. Part III describes procedures specifically applicable to such Securities which are Certificated Securities. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent".

        The Company will advise each Agent in writing of those persons representing the Company with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

        Each Security will be issued only in fully registered form and will be represented by either a permanent global certificate (a "Global Certificate") delivered to the Issuing Agent, as agent for The Depository Trust Company (the "Depositary") or, a certificate issued in definitive form without coupons (a "Certificated Security") as set forth in the applicable Pricing Supplement. Each security which is represented by a Global Certificate is referred to herein as a "Book-Entry Security" (it being understood that only such Global Certificate -- and not any such Book-Entry Security represented thereby -- constitutes a "Security" under the Indenture).

        The Company has appointed U.S. Bank Trust National Association (formerly First Trust of New York, National Association) ("U.S. Bank Trust"), successor trustee under the Indenture (the "Trustee"), as Calculation Agent (the "Calculation Agent"), as Determination Agent and as Exchange Rate Agent (the "Exchange Rate Agent") for the Securities. In addition, the Company has appointed U.S. Bank Trust as Issuing Agent (the "Issuing Agent") in connection with certain procedures to be followed with respect to the settlement of sales of Securities as set forth in this Administrative Procedure.

PART I:  PROCEDURES OF GENERAL APPLICABILITY

Posting Rates by Company:

        The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by Company:

        Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Securities as a Purchasing Agent (in such capacity, a "Purchasing Agent"). The Company will have the sole right to accept offers to purchase Securities and may reject any such offer in whole or in part.

        The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Securities. If the Company accepts an offer to purchase Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Issuing Agent.

Preparation of Pricing Supplement by Company:

        If the Company accepts an offer to purchase a Security, it will prepare a Pricing Supplement. The Company will send a copy of such Pricing Supplement to the Selling Agent or Purchasing Agent, as the case may be, not later than 5:00 p.m., New York City time, on the business day following the date of acceptance of such offer, or if the Company and the purchaser agree to settlement of such Security on the date of such acceptance, not later than noon, New York City time, on such date. In addition, if Goldman, Sachs & Co. is Selling Agent or Purchasing Agent, the Company will send at least one copy of such Pricing Supplement, to arrive not later than 11:00 a.m., New York City time, on the business day in New York following the date of acceptance of such offer, by facsimile transmission or registered mail to 85 Broad Street, 29th Floor, New York, New York 10004, Facsimile Transmission No. (212) 902-8130, Attention:
Medium Term Note Desk. In addition, if J.P. Morgan Securities Inc. is Selling Agent or Purchasing Agent, the Company will send at least one copy of such Pricing Supplement, to arrive not later than 11:00 a.m., New York City time, on the business day in New York following the date of acceptance of such offer, by facsimile transmission or registered mail to 270 Park Avenue, 7th Floor, New York, New York 10017-2070, Facsimile Transmission No. (212) 834-6702, Attention:
Transaction Execution Group. In addition, if Merrill Lynch, Pierce, Fenner & Smith Incorporated is Selling Agent or Purchasing Agent, the Company will send at least one copy of such Pricing Supplement, to arrive not later than 11:00 a.m., New York City time, on the business day in New York following the date of acceptance of such offer, to the presenting agent at each of the following addresses: Merrill Lynch Production Technologies, 4 Corporate Place, Piscataway, New Jersey 08854, Telephone No. (732) 885-2768, Facsimile Transmission No. (732) 885-6481 or 6547, Attention: Final Prospectus Unit/Diane Walker; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, Floor 15, New York, New York 10080, Facsimile Transmission No. (212) 449-2234, Attention:
MTN Product Management. In addition, if Salomon Smith Barney Inc. is Selling Agent or Purchasing Agent, the Company will send at least one copy of such Pricing Supplement, to arrive not later than 11:00 a.m., New York City time, on the business day in New York following the date of acceptance of such offer, by facsimile transmission or registered mail to Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, New York 11220, Facsimile Transmission No. (718) 765-6734, Attention: Annabelle Avila. The Company will arrange to have the Pricing Supplement filed with the Commission via EDGAR not later than the close of business of the Commission on the second business day following the earlier of the date of the determination of the offering price or the date on which such Pricing Supplement is first used.

Delivery of Confirmation and
Prospectus to Purchaser by Selling Agent:

        The Selling Agent will deliver to the purchaser of a Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale (including, in the case of a Book-Entry Security, the confirmation through the Depositary's Institutional Delivery System) or (b) the Security.

Business Day:

        "Business Day" means (a) with respect to any note, any day that is not a Saturday or Sunday and that, in the City of New York, is not a day on which banking institutions generally are authorized or required by law, regulation or executive order to close, (b) if the note is denominated in a specified currency other than United States dollars, not a day on which banking institutions are authorized or required by law, regulation or executive order to close in the principal financial center of the country issuing the specified currency (but if the specified currency is the Euro, the day must also be a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open), and (c) with respect to LIBOR notes only, a London Business Day. As used in the preceding sentence, "principal financial center" means the capital city of the country issuing the specified currency, or the capital city of the country to which the LIBOR Currency relates, except that with respect to United States dollars, Australian dollars, Canadian dollars, South African rand and Swiss francs, the "principal financial center" shall be the City of New York, Sydney (and solely in the case of the LIBOR Currency, Melbourne), Toronto, Johannesburg and Zurich, respectively. "London Business Day" means any day on which commercial banks are open for business, including dealings in the LIBOR Currency, in London. "LIBOR Currency" means, with respect to any notes, the currency (including composite currencies) specified in the Pricing Supplement applicable to such notes as the currency for which LIBOR shall be calculated; provided, that if no such currency is specified in such Pricing Supplement, the LIBOR Currency shall be United States dollars.



PART II:       PROCEDURES APPLICABLE TO BOOK-ENTRY
               SECURITIES AND GLOBAL SECURITIES

        In connection with the qualification of Book-Entry Securities for eligibility in the book-entry system maintained by the Depositary, the Issuing Agent and the Trustee will perform the custodial, document control and administrative functions described below, in accordance with their respective obligations under a Letter of Representations from the Company and U.S. Bank Trust, as Trustee and Issuing Agent, to the Depositary, dated August 15, 2002, and a Medium-Term Note Certificate Agreement, dated January 31, 1991, between First Trust National Association and the Depositary (the "Certificate Agreement"), and the obligations of U.S. Bank

Trust as a participant in the Depositary, including the Depositary's Same-Day Funds Settlement System ("SDFS"). It is understood that the ownership interests of purchasers of Book-Entry Securities will be credited to the book-entry accounts of one or more participants in the Depositary (each a "Participant") in accordance with the Depositary's customary practices and reflected in the records of such Participants or one or more indirect participants in the Depositary designated by such purchasers in accordance with the arrangements between such purchasers and such Participants and indirect participants.

Issuance:           All fixed rate securities which are Book-Entry Securities
                    and have the same original issue date, redemption provisions, interest payment dates, interest rate, interest payment periods, specified currency, stated maturity and other terms, if any (collectively, the "Fixed Rate Terms"), will be represented by a single Global Certificate in fully registered form without coupons; and all floating rate
                    Securities which are Book-Entry Securities and have the same
                    Original Issue Date, redemption provisions, interest payment dates, interest payment periods, interest rate basis or bases, initial interest rate, index maturity, spread or spread multiplier, if any, minimum interest rate, if any, maximum interest rate, if any, specified currency, stated maturity and other terms, if any (collectively, the "Floating Rate Terms"), will be represented by a single
                    Global Certificate in fully registered form without coupons.

Identification:     The Company has arranged with the CUSIP Service Bureau of
                    Standard & Poor's, a division of The McGraw-Hill Companies,
                    Inc. (the "CUSIP Service Bureau"), for the reservation of approximately 900 CUSIP numbers which have been reserved for future assignment and relating to Book-Entry Securities, and the Company has delivered to the Issuing Agent and the Depositary such list of such CUSIP numbers. The Company will assign CUSIP numbers to Book-Entry Securities as described below under Settlement Procedure C. The Depositary will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Book-Entry
                    Securities. The Issuing Agent will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Book-Entry Securities, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Book-Entry Securities.

                    Upon obtaining such additional CUSIP numbers, the Company will deliver a list of such additional numbers to the Issuing Agent and the Depositary. Book-Entry Securities having an aggregate principal amount in excess of $500,000,000 and otherwise required to be represented by the same Global Certificate will instead be represented by two or more Global Certificates which shall all be assigned the same CUSIP number.

Registration:       Each Global Certificate will be registered in the name of
                    Cede & Co., as nominee for the Depositary, on the Security
                    Register maintained by the Trustee under the Indenture. On the first Business Day of each month, the Trustee will deliver to the Company a written statement indicating the total principal amount of Outstanding Book-Entry Securities as of the immediately preceding Business Day.

Transfers:          Transfers of interests in a Book-Entry Security will be
                    effected in accordance with arrangements in effect between Participants (and in certain cases, one or more indirect participants in the Depositary) and the beneficial transferors and beneficial transferees of such Book-Entry
                    Security, and the interests of Participants therein will be reflected as appropriate by book entries made by the Depositary.

Exchanges:          The Issuing Agent may deliver to the Depositary and the
                    CUSIP Service Bureau at any time a written notice specifying
                    (a) the CUSIP numbers of two or more Global Certificates (i) having the same Fixed Rate Terms or Floating Rate Terms, as the case may be (except that Original Issue Dates need not be the same), (ii) for which interest (if any) has been paid to the same date and (iii) which otherwise constitute
                    Securities of the same series and tenor under the Indenture;
                    (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next interest payment date (if any) for such Book-Entry
                    Securities, on which such Global Certificates shall be exchanged for a single replacement Global Certificate; and
                    (c) a new CUSIP number to be assigned to such replacement
                    Global Certificate. Upon receipt of such a notice, the Depositary will send to its Participants (including the Issuing Agent) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Issuing Agent will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global
                    Certificates to be exchanged will no longer be valid. On the specified exchange date, the Issuing Agent will exchange such Global Certificates for a single Global Certificate authenticated by the Trustee and bearing the new CUSIP number, and the CUSIP numbers of the exchanged Global
                    Certificates will, in accordance with CUSIP Service Bureau procedures, be retired and not reassigned. Notwithstanding the foregoing, if the Global Certificates to be exchanged exceed $500,000,000 in aggregate principal amount, one replacement Global Certificate will be authenticated and issued to represent each $500,000,000 of principal amount of the exchanged Global Certificates and an additional Global
                    Certificate will be authenticated and issued to represent any remaining principal amount of such Global Certificates
                    (see "Denominations" below).

Denominations:      Book-Entry Securities denominated in U.S. dollars will be
                    issued in denominations of $1,000 and any larger denomination which is an integral multiple of $1,000. Global
                    Certificates will be denominated in principal amounts not in excess of $500,000,000. If one or more Book-Entry Securities having an aggregate principal amount in excess of $500,000,000 would, but for the preceding sentence, be represented by a single Global Certificate, then one Global
                    Certificate will be issued to represent each $500,000,000 principal amount of such Book-Entry Security or Book-Entry
                    Securities and an additional Global Certificate will be issued to represent any remaining principal amount of such Book-Entry Security or Book-Entry Securities. In such a case, each of the Global Certificates representing such Book-Entry Security or Securities shall be assigned the same
                    CUSIP number.

                    Book-Entry Securities denominated in currencies or currency units other than U.S. dollars shall be issued in the denominations set forth in the relevant Pricing Supplement.

Interest:           General. The Depositary will arrange for each pending
                    deposit message described under Settlement Procedure
                    C below to be transmitted to Standard & Poor's, a division of The McGraw-Hill Companies, Inc., which will use the message to include certain information regarding the related
                    Book-Entry Securities in the appropriate daily bond report published by Standard & Poor's, a division of The
                    McGraw-Hill Companies, Inc.

                    Notice of Interest Payments and Regular Record Dates. Promptly after the amount of interest to be paid on the following interest payment date is determined for Book-Entry Securities which are floating rate notes, the Issuing Agent will notify Standard & Poor's, a division of The McGraw-Hill Companies, Inc., of such amount of interest.

Payments of         Payments of Interest Only. Promptly after each Regular
Principal and       Record Date, the Issuing Agent will deliver to the Company
Interest:           and the Dividend Department of the Depositary a written
                    notice specifying by CUSIP number the amount of interest (if any) per $1,000 principal amount to be paid on each Book-Entry Security on the following interest payment date
                    (other than an interest payment date coinciding with the Maturity of such Security) and the total of such amounts.
                    The Depositary will confirm the amount payable (if any) on each Book-Entry Security on such interest payment date by reference to the daily bond reports published by Standard &
                    Poor's, a division of The McGraw-Hill Companies, Inc. On such interest payment date, the Company will pay to the Trustee, and the Trustee in turn will pay to the Depositary, such total amount of interest due (other than at Maturity of such Security), at the times and in the manner set forth below under "Manner of Payment".

                    Payments at Maturity. On or about the first Business Day of each month, the Trustee will deliver to the Company and the Depositary, to the extent then known, a written list of principal, premium, if any, and interest to be paid on each Book-Entry Security maturing at stated maturity, on a repayment date or on a Redemption Date ("Maturity") in the following month. The Trustee, the Company and the Depositary will confirm the amounts of such principal, premium (if any) and interest payments with respect to each such Book-Entry Security on or about the fifth Business Day preceding the Maturity of such Book-Entry Security. At such Maturity, the Company will pay to the Trustee, and the Trustee in turn will pay to the Depositary, the principal amount of such Book-Entry Security, together with interest and premium, if any, due at such Maturity, at the times and in the manner set forth below under "Manner of Payment". Promptly after payment to the Depositary of the principal, interest and premium, if any, due at the Maturity of all Book-Entry Securities represented by a particular Global Certificate, the Trustee will cancel such Global Certificate.

                    Manner of Payment. The total amount of any principal, premium and interest due on Book-Entry Securities on any interest payment date or at Maturity shall be paid by the Company to the Trustee, in funds immediately available for use by the Trustee as of 11:00 a.m., New York City time, on such date. The Company will make such payment on such Book-Entry Securities by wire transfer to the Trustee or, if acceptable to the Trustee, by instructing the Trustee to withdraw funds from an account maintained by the Company at the Trustee. The Company will confirm such instructions in writing to the Trustee. For principal payments at Maturity, prior to 10:00 a.m., New York City time, on such Maturity or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by the Depositary) to an account at the Federal Reserve Bank of New York previously specified by the Depositary, in funds available for immediate use by the Depositary, each payment of interest, principal and premium, if any, due on Book-Entry Securities on such date; and for interest payments, the Trustee will pay the Depositary in same-day funds on the interest payment date in accordance with existing arrangements between the Trustee and the Depositary. Thereafter on each such date, the Depositary will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names such Book-Entry Securities are recorded in the book-entry system maintained by the Depositary. Once payment has been made to the Depositary, neither the Company nor the Trustee shall have any responsibility or liability for the payment by the Depositary of the principal of, or premium, if any, or interest on, the Book-Entry Securities to such Participants.

                    Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Security will be determined and withheld by the Participant, indirect participant in the Depositary or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Book-Entry Security, or as applicable laws may otherwise require.

Settlement          Settlement Procedures with regard to each Book-Entry
Procedures:         Security sold by each Agent, as agent of the Company, will be as follows:

                    A. After the acceptance of an offer by the Company with respect to a Book-Entry Security, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Book-Entry Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

                              (1)       Principal amount of the Book-Entry
                                        Security to be purchased;

                              (2)       If a fixed rate Security, the interest
                                        rate;

                              (3)       maturity date;

                              (4) specified currency and, if the specified currency is other than U.S. dollars, the applicable exchange rate for such specified currency;

                              (5)       issue price;

                              (6) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

                              (7)       Net proceeds to the Company;

                              (8)       Settlement Date;

                              (9) If a Security redeemable by the Company, such of the following as are applicable:

                                        (i) Redemption Date(s), and
                                        (ii)Redemption Price applicable to each
                                            Redemption Date;

                              (10) If a Security repayable at the option of the Holder, such of the following as are applicable:

                                        (i) Repayment Date(s), and
                                        (ii) Repayment Price applicable to each
                                             Repayment Date;

                              (11) If a floating rate Security, such of the following as are applicable:

                                        (i) interest rate basis or bases,
                                        (ii) index maturity,
                                        (iii) spread or spread multiplier,
                                        (iv) minimum interest rate,
                                        (v) maximum interest rate,
                                        (vi) initial interest rate,
                                        (vii) interest reset dates,
                                        (viii) calculation dates,
                                        (ix) interest determination dates,
                                        (x) interest payment dates,
                                        (xi) Interest Payment Period,

                                        (xii) interest reset period,
                                        (xiii) LIBOR Currency, and
                                        (xiv) Calculation Agent;

                              (12)      If an Amortizing Security:

                                        (i) Initial Principal Repayment Date,
                                        (ii) Amortization Schedule;

                              (13)      If interest rate reset option:

                                        (i) Optional Reset Date(s),
                                        (ii) Basis for interest rate reset;

                              (14)      If extension of Maturity option:

                                        (i) extension period(s),
                                        (ii) final maturity date,
                                        (iii) Basis for interest rate during
                                              extension;

                              (15)      original issue discount provisions, if
                                        any;

                              (16)      Name, address and taxpayer
                                        identification number of the registered
                                        owner; and

                              (17)      Denomination of certificates to be
                                        delivered at settlement; and

                              (18)      Any other terms of the Security.

                    B. Upon receiving the Book-Entry Sale Information from the Selling Agent or the Purchasing Agent, as the case may be, the Company will advise the Issuing Agent by telephone (confirmed by the Company's communication of the CUSIP number as described below under Settlement Procedure C) of the Book-Entry Sale Information received from the Selling Agent or the Purchasing Agent, as the case may be, and the name of such Agent.

                    C. The Company will assign a CUSIP number to the Global Certificate representing such Book-Entry Security and will communicate such assignment to the Issuing Agent, which will communicate to the Depositary, such Agent, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and Interactive Data Corporation, through the Depositary's Participant Terminal System, a pending deposit message (the form of which has been previously furnished to the Issuing Agent by the Depositary) specifying the following settlement information:

                              (1)       The Book-Entry Sale Information.

                              (2)       Identification numbers of the
                                        participant accounts maintained by the
                                        Depositary on behalf of the Issuing
                                        Agent and such Agent.

                              (3) Identification as a fixed rate Security or a Floating Rate Security.

                              (4) Initial interest payment date for such Security, number of days by which such date succeeds the related record date for Depositary purposes (or, in the case of floating rate notes which reset daily or weekly, the date five calendar days preceding such initial interest payment date) and, if then calculable, the
                                        amount of interest payable on such
                                        initial interest payment date (which
                                        amount shall have been confirmed by the
                                        Company).

                              (5) CUSIP number of the Global Certificate representing such Book-Entry Security.

                              (6) Whether such Global Certificate will represent any other Book-Entry Securities issued or to be issued (to the extent then known).

                    D. The Issuing Agent will complete and deliver to the Trustee a Global Certificate representing such Book-Entry Security in the form previously provided by the Company, and the Company will instruct the Trustee by facsimile transmission or other acceptable written means to authenticate such Global Certificate, to register such Global Certificate in the name of Cede & Co., as nominee of the Depositary, and to effect delivery thereof to the Depositary by the Issuing Agent's possession of such authenticated Global Certificate as agent for the Depositary.

                    E. The Trustee will authenticate the Global Certificate representing such Book-Entry Security and register such Global Certificate in the name of Cede & Co., as nominee of the Depositary. The Issuing Agent will take delivery thereof as agent for the Depositary.

                    F. The Depositary will credit such Book-Entry Security to the participant account of the Issuing Agent maintained by the Depositary.

                    G. The Issuing Agent will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to the Issuing Agent's participant account and credit such Book-Entry Security to the participant account of the Selling Agent or the Purchasing Agent, as the case may be, maintained by the Depositary and (ii) to debit the settlement account of the Selling Agent or the Purchasing Agent, as the case may be, and credit the settlement account of the Issuing Agent maintained by the Depositary, in an amount equal to the price of such Book-Entry Security less such Agent's commission or discount, as the case may be. Any entry of such a deliver order shall be deemed to constitute a confirmation by the Trustee and the Issuing Agent to the Depositary that (i) the Global Certificate representing such Book-Entry Security has been issued and authenticated and (ii) the Issuing Agent is holding such Global Certificate as agent of the Depositary pursuant to the Certificate Agreement.

                    H. The Selling Agent or the Purchasing Agent, as the case may be, will enter an SDFS deliver instruction through the Depositary's Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to the participant account of such Agent and credit such Book-Entry Security to the participant accounts of the Participants with respect to such Book-Entry Security maintained by the Depositary and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent maintained by the Depositary in an amount equal to the price of such Book-Entry Security.

                    I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures G and H will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                    J. The Issuing Agent will credit to an account of the Company maintained at the Issuing Agent, or such other account as the Company may direct in writing funds available for immediate use in the amount transferred to the Issuing Agent in accordance with Settlement Procedure G.

                    K. The Issuing Agent will send a copy of the Global Certificate by first-class mail to the Company together with a statement setting forth the principal amount of Securities Outstanding and of Book-Entry Securities Outstanding as of the related Settlement Date after giving effect to such transaction.

                    L. The Selling Agent or the Purchasing Agent, as the case may be, will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the Participants with respect to such Book-Entry Security a confirmation order through the Depositary's Participant Terminal System or by mailing a written confirmation to such purchaser.

                    M. Notwithstanding the foregoing, the Selling Agent shall in all cases take the actions described under the caption "Delivery of Confirmation and Prospectus to Purchaser by Selling Agent" in Part I of this Administrative Procedure, at the time or times specified under such caption for such actions.


 Settlement         For orders of Book-Entry Securities accepted by the
 Procedures         Company, Settlement Procedures "A" through "L" set forth
 Timetable:         above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

                          Settlement
                           Procedure                               Time
                           ---------                               ----

                              A-B                  11:00 a.m.    on the trade date (or one hour
                                                                 following the trade)
                               C                    2:00 p.m.    on the trade date
                               D                    3:00 p.m.    on the Business Day before
                                                                 Settlement Date
                               E                    9:00 a.m.    on Settlement Date
                               F                   10:00 a.m.    on Settlement Date
                              G-H                   2:00 p.m.    on Settlement Date
                               I                    4:45 p.m.    on Settlement Date
                              J-L                   5:00 p.m.    on Settlement Date

                    If a sale is to be settled more than one Business Day after the trade date, Settlement Procedures A, B, and C may, if necessary, be completed at any time prior to the specified times on the first Business Day after the trade date. In connection with a sale which is to be settled more than one Business Day after the trade date, if the initial interest rate for a floating rate note is not known at the time that Settlement Procedure A is completed, Settlement Procedures B and C shall be completed as soon as such rates have been determined, but no later than 11:00 a.m. and 2:00 p.m., New York City time, respectively, on the Business Day before the settlement date. Settlement Procedure I is subject to extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                    If settlement of a Book-Entry Security is rescheduled or canceled, the Company will as soon as practicable give the Issuing Agent notice to such effect. The Issuing Agent will deliver to the Depositary, through the Depositary's Participant Terminal System, a cancellation message (the form of which has been previously furnished to the Issuing Agent by the Depositary) to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date (provided the Issuing Agent received such notice from the Company by noon on the Business Day immediately preceding the Settlement Date) and in any case as soon as practicable. A copy of such message will be routed through the facilities of the Depositary to the Selling Agent and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Failure to Settle:  If the Issuing Agent fails to enter in timely fashion an
                    SDFS deliver order with respect to any portion of a Book-Entry Security pursuant to Settlement Procedure G, or if the Selling Agent or the Purchasing Agent, as the case may be, fails to enter in timely fashion an SDFS deliver order with respect to such Book-Entry Security pursuant to Settlement Procedure H, the Company may direct the Issuing Agent to deliver to the Depositary, through the Depositary's Participant Terminal System, as soon as practicable, a withdrawal message (the form of which has been previously furnished to the Issuing Agent by the Depositary) instructing the Depositary to debit such Book-Entry Security to the participant account of the Issuing Agent maintained at the Depositary. A copy of such message will be routed through the facilities of the Depositary to such Agent. The Depositary will process the withdrawal message, provided that such participant account contains Book-Entry Securities having the same Fixed Rate Terms or Floating Rate Terms, as the case may be, having an aggregate principal amount that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Book-Entry Securities represented by a particular Global Certificate, the Issuing Agent will deliver the Global Certificate to the Trustee, and the Company will instruct the Trustee to cancel immediately such Global Certificate, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Global Certificate. The CUSIP number assigned to such Global Certificate shall, in accordance with CUSIP Service Bureau procedures, be retired and not reassigned. If withdrawal messages are processed with respect to only a portion of the Book-Entry Securities represented by a particular Global Certificate, the Issuing Agent will exchange such Global Certificate for two Global Certificates authenticated by the Trustee, one of which shall represent the Book-Entry Securities for which withdrawal messages are processed and shall, at the direction of the Company, be canceled by the Trustee and destroyed immediately after issuance, and the other of which shall represent the other Book-Entry Securities previously represented by the surrendered Global Certificate and shall bear the CUSIP number of the surrendered Global Certificate. If such failure shall have occurred for any reason other than default by the Agent in the performance of its obligations under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for its loss of the use of funds during any period when the funds were credited to the account of the Company in connection with such attempted settlement.

                    If the purchase price for any Book-Entry Security is not timely paid to the Participants with respect to such Security by the beneficial purchaser thereof or by a person, including an indirect participant in the Depositary, acting on behalf of such purchaser (other than the Purchasing Agent, if any), such Participants and, in turn, the Selling

                    Agent or the Purchasing Agent, as the case may be, may enter SDFS deliver orders through the Depositary's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures G and H, respectively. Immediately thereafter, the Company may direct the Issuing Agent to deliver the withdrawal message and take the related actions described in the preceding paragraph. If such lack of timely payment shall have occurred for any reason other than default by the Agent in the performance of its obligations under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for its loss of the use of funds during any period when the funds were credited to the account of the Company in connection with such attempted settlement.

                    Notwithstanding the foregoing, upon any failure to settle with respect to any portion of a Book-Entry Security, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to any portion of a Book-Entry Security that was to have been represented by a Global Certificate also representing other Book-Entry Securities, the Issuing Agent and, if applicable, the Trustee will provide, in accordance with Settlement Procedures D and E, for the authentication and issuance of a Global Certificate representing the remaining principal amount to have been represented by such Global Certificate and will make appropriate entries in its records.

Issuing Agent and   Nothing herein will be deemed to require the Issuing Agent
   Trustee Not      or the Trustee to risk or expend its own funds in connection
   to Risk Funds:   with any payment to the Company, the Agents, the Depositary or any Securityholder, it being understood by all parties that payments made by the Issuing Agent or the Trustee to any party will be made only to the extent that funds are provided to the Issuing Agent, or the Trustee, as the case may be, for such purpose.

PART III:      ADMINISTRATIVE PROCEDURE FOR CERTIFICATED
               SECURITIES

Currency:

        Each note in certificated form shall be denominated in the currencies or currency units specified in the relevant Pricing Supplement. Notes denominated in other than U.S. dollars are herein referred to as "Multi-Currency Notes".

Denominations:

        Notes denominated in other than U.S. dollars will be issuable in denominations as set forth in the relevant Pricing Supplement.

Payments of Principal and Interest:

        For provisions relating to notes denominated in a foreign currency or composite currency or currencies, see the applicable Supplement to the Prospectus.

Communication of Sale Information
to Company by Selling Agent:

        After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

                    (1)       Principal amount of Securities to be purchased;

                    (2)       If a fixed rate Security, the interest rate;

                    (3)       Maturity date;

                    (4) specified currency and, if the specified currency is other than U.S. dollars:

                              (i)       Applicable exchange rate for such
                                        specified currency, and
                              (ii)      Authorized denominations;

                    (5)       issue price;

                    (6) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

                    (7)       Net proceeds to the Company;

                    (8)       Settlement Date and settlement place;

                    (9) If a redeemable Security, such of the following as are applicable:

                              (i)       Redemption Date(s), and
                              (ii) Redemption Price applicable to each Redemption Date;

                    (10) If a Security repayable at the option of the Holder, such of the following as are applicable:

                              (i)       Repayment Date(s), and
                              (ii)      Repayment Price applicable to each
                                        Repayment Date;

                    (11) If a Floating Rate Security, such of the following as are applicable:

                              (i)       interest rate basis or bases,
                              (ii)      index maturity,
                              (iii)     spread or spread multiplier,
                              (iv)      maximum interest rate,
                              (v)       minimum interest rate,
                              (vi)      initial interest rate,
                              (vii)     interest reset dates,
                              (viii)    calculation dates,
                              (ix)      interest determination dates,
                              (x)       interest payment dates,
                              (xi)      interest payment period,
                              (xii)     interest reset period,
                              (xiii)    LIBOR currency, and
                              (xiii)    Calculation Agent;


                    (12)      If an Amortizing Security:

                              (i)       initial principal repayment date,
                              (ii)      amortization schedule;

                    (13)      If interest rate reset option:
                              (i)       optional reset date(s),
                              (ii)      Basis for interest rate reset;

                    (14)      If extension of Maturity option:

                              (i)       extension Period(s),
                              (ii)      final maturity date,
                              (iii)     Basis for interest rate during
                                        extension;

                    (15)      original issue discount provisions, if any;

                    (16) Name, address and taxpayer identification number of the registered owner; and

                    (17) Denomination of certificates to be delivered at settlement; and

                    (18)      Any other terms of the Security.

Date of Settlement:

        All offers solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date" or "Original Issue Date") which is the third business day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on any other business day after the acceptance of such offer or
(b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

Instruction from the Company to
Issuing Agent for Preparation of Securities:

        After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Issuing Agent by telephone (confirmed in writing) or by facsimile transmission or other acceptable electronic or written means.

        The Company will instruct the Trustee by facsimile transmission or other acceptable electronic or written means to authenticate and deliver the Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the business day prior to the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time. The Trustee will authenticate and deliver to the Issuing Agent each Security in accordance with the Company's instruction.

Preparation and Delivery of Securities
by Issuing Agent and Receipt of Payment Therefor:

        The Issuing Agent will prepare each Security and appropriate receipts that will serve as the documentary control of the transaction.

        In the case of a sale of Securities to a purchaser solicited by an Agent, the Issuing Agent will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Securities to the Selling Agent for the benefit of the purchaser of such Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Securities in immediately available funds to the Company in an amount equal to the issue price of the Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to purchase securities or carry any securities in violation of Regulations G, T, U or X of the Federal Reserve Board or otherwise in violation of law.

        In the case of a sale of Securities to a Purchasing Agent, the Issuing Agent will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Securities to the Purchasing Agent against delivery of payment for such Securities in immediately available funds to the Company in an amount equal to the issue price of the Securities less the Purchasing Agent's discount.

Failure of Purchaser to Pay Selling Agent:

        If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Security, the Selling Agent will promptly notify the Issuing Agent, the Trustee and the Company's Treasurer thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Security to the Issuing Agent. Immediately upon receipt of such Security by the Issuing Agent, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Security. If such failure shall have occurred for any reason other than default by the selling Agent in the performance of its obligations under the Distribution Agreement, the Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

        The Issuing Agent will deliver to the Trustee for cancellation the Security in respect of which the failure occurred, and instruct the Trustee to make appropriate entries in its records and, unless otherwise instructed by the Company, to destroy the Security.

                                                                       ANNEX III

        Pursuant to Section 6(d) of the Distribution Agreement, the Company's independent public accountants shall furnish letters to you to the effect that:

               (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

               (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations thereunder; and if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to you;

               (iii) In their opinion, the unaudited selected financial information, if any, with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 2 of the Company's Form 10 or Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Form 10 or Annual Reports on Form 10-K for such fiscal years;

               (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited condensed consolidated statements of profit, consolidated statements of financial position and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder or that any material modifications should be made to such financial statements for them to be in conformity with generally accepted accounting principles;

               (B) any unaudited income statement data and balance sheet items, if any, included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Form 10 or Annual Report on Form 10-K for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Form 10 or Annual Report on Form 10-K for the most recent fiscal year;

               (D) any unaudited pro forma consolidated condensed financial statements, if any, included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five business days prior to the date of delivery of such letter, there have been any changes in the capital stock or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated total assets or other items specified by you, or any increases in any items specified by you, in each case as compared with amounts shown in the latest statement of financial position included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (D), there were any decreases in consolidated total revenues or net profit or other items specified by you, or any increases in any items specified by you, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by you, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (v) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in subparagraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by you which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by you or in documents incorporated by reference in the Prospectus



                                     III-2
specified by you, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries, and have found them to be in agreement.

               All references to the Prospectus in this Annex III shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein), as defined in the Distribution Agreement, as of the Closing Date referred to in Section 6(d) thereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein), as defined in such Agreement, as of the date of the amendment, supplement, incorporation or the Time of Delivery related to the Terms Agreement requiring the delivery of such letter under Section 4(j) thereof.



                                     III-3

                                   SCHEDULE B


                                                       Principal Amount
                   Placement Agent                         of Notes
                   ---------------                     ----------------
Banc of America Securities LLC ....................        $37,500,000

J.P.Morgan Securities Inc. ........................         30,000,000

Fleet Securities, Inc. ............................          2,550,000

HSBC Securities (USA) Inc. ........................          2,475,000

Wachovia Securities, Inc. .........................          2,475,000
                                                           -----------

        Total .....................................        $75,000,000
                                                           ===========